UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 27, 2003

STONE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or other jurisdiction                  (Commission File                    (I.R.S. Employer
                     of incorporation or organization)                  Number)                          Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip code)
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (337) 237-0410

Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

        On August 27, 2003, we issued a press release announcing that we will redeem on September 30, 2003 our 8¾% Senior Subordinated Notes due 2007. We expect to finance the redemption with cash on hand and borrowings available under our bank credit facility. Please see Exhibit 99.1 for a copy of the press release, which is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 27, 2003, "Stone Energy Corporation Announces Redemption of $100 Million 8¾% Senior Subordinated Notes Due 2007"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: August 27, 2003	By: /s/ James H. Prince
James H. Prince Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 27, 2003, "Stone Energy Corporation Announces Redemption of $100 Million 8¾% Senior Subordinated Notes Due 2007"